[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) UNION STANDARD(R)
                     EQUITY FUND

                     SEMIANNUAL REPORT o MARCH 31, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 32 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The markets this year have presented a mixed picture for investors, with bond markets showing modest advances and many equity indices giving up most of their gains since last September and October. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. A recent statement by IBM's chief financial officer, explaining why first-quarter earnings would miss analysts' expectations, summarized the wait-and-see attitude we are seeing in much of corporate America: "Many of our customers chose to reduce or defer capital spending decisions until they see a sustained improvement in their business."(1)

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. On the other hand, a look at long-term history might have prepared an investor for realistic returns. For example, as of March 31, 2002, the 3-, 5-, 10-, and 20-year average annual returns for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market, were -2.54%, 10.17%, 13.25%, and 15.69%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

April 15, 2002

(1)Source: The Wall Street Journal Online, April 8, 2002.

(2)Source: Lipper Inc.

(3)For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

   The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended March 31, 2002, Class A shares of the fund provided a total return of 8.45%, Class B shares 8.19%, Class C shares 8.22%, and Class I shares 8.76%. These returns assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a 10.97% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.30%.

Q. DESPITE POSITIVE RETURNS, IT REMAINED A VOLATILE PERIOD FOR U.S. EQUITIES. CAN YOU OFFER SOME PERSPECTIVE ON THE OVERALL INVESTMENT ENVIRONMENT DURING THE PERIOD?

A. The period can be divided into two distinct periods in which performance diverged fairly dramatically. In the fourth quarter of 2001, U.S. stocks rebounded strongly following the sharp selloff experienced due to the September 11 attacks. The shift in the market's outlook was fueled by growing investor sentiment that an economic recovery was imminent and by three additional interest rate cuts by the Federal Reserve -- driving rates to their lowest in 40 years. Positive automobile and housing sales data, stronger than expected consumer spending, and rapid military success in Afghanistan added to the optimism. The fund posted significant gains over the fourth quarter -- only to be offset by weakness in the first quarter of 2002. Then we saw a return to the volatility and uncertainty that has plagued the equity market during the past two years. A number of high-profile corporate accounting problems, negative earnings announcements, and increased violence in the Middle East undermined investor confidence.

Q. WHICH SECTORS AND STOCKS CAUSED THE FUND TO TRAIL THE S&P 500 during the period?

A. Although our technology holdings were up almost 20% over the period, they trailed the benchmark's technology constituents as many of the most depressed stocks rebounded sharply off their September lows. We remained cautious and underweighted in the sector. Retailing was the next largest detractor. The two largest retail companies in the S&P 500 -- Wal-Mart and Home Depot -- were both up roughly 25% during the period, but neither qualifies for our labor-sensitive investment universe. We held some names, such as Sears and Federated Department Stores, that performed well, but overall we lagged in that sector. Finally, our stock selection in the health care sector was poor, with Bristol-Myers Squibb having the largest negative impact.

Q.  WHAT ABOUT THE UTILITIES & COMMUNICATIONS SECTOR?

A. Utilities & communications was the fourth largest detractor after health care. We owned Enron shares, but we were fortunate to have started selling them when there were still active buyers in the market. We did not anticipate the liquidity crisis that ensued, and our Mirant and Williams Companies positions had a larger negative impact on the fund's performance than Enron.

Q.  WHICH AREAS HELPED THE FUND DURING THE PERIOD?

A. Our holdings in the autos & housing sector performed well as consumer spending remained strong in response to automobile manufacturer incentives. We had no exposure to the housing portion of that sector, but most of our industrial goods positions also contributed to performance as both economically sensitive and defense-related stocks advanced.

Q.  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

A. Early in the period, we increased the fund's exposure to industrial goods and services stocks, especially among aerospace and defense companies such as Lockheed Martin and Northrop Grumman. We also increased our holdings in industrial conglomerates such as General Electric. More recently, we have increased our exposure to medium-capitalization stocks by adding several new names to the portfolio and trimming positions in some of the largest companies.

Q.  WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We are positive but acknowledge the risks. One is the general economy, and the other is corporate earnings. Regarding the economy, we think there will be some crosscurrents to weather. In our view, economic data has built-in lags, so the news will not be uniformly positive even if we are in a recovery. The same holds for corporate earnings -- especially in an environment of more conservative accounting and more reticence on the part of company managements to discuss their financial outlook. We assume these will result in greater uncertainty and volatility, but we remain confident that a consistent approach to security selection and portfolio construction will best serve investors over the long term.

/s/ Lisa B. Nurme                           /s/ Steven R. Gorman

    Lisa B. Nurme                               Steven R. Gorham
    Portfolio Manager                           Portfolio Manager

Note to shareholders: Ms. Nurme is taking a sabbatical commencing on or about May 28 and ending on or about September 3, 2002.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGERS' PROFILES
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STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE, GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL INVESTMENT PRODUCTS.

STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE AND BECAMCE A MEMBER OF THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001.

HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

LISA B. NURME IS SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE PORTFOLIO MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE OVERSEES AND PROVIDES STRATEGIC DIRECTION TO THE GROUP OF PORTFOLIO MANAGERS OF OUR VALUE OR CONSERVATIVE EQUITY PRODUCTS.

LISA ALSO MANAGES THE EQUITY INCOME PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITY PRODUCTS AND IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF OUR TOTAL RETURN PRODUCTS.

SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT IN 1999, AND DIRECTOR OF VALUE PORTFOLIO MANAGEMENT IN 2001. PRIOR TO JOINING MFS, SHE WAS EMPLOYED AT GOLDMAN SACHS.

LISA IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                SEEKS LONG-TERM GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JANUARY 14, 1994

CLASS INCEPTION:          CLASS A AUGUST 7, 1997
                          CLASS B AUGUST 11, 1997
                          CLASS C AUGUST 11, 1997
                          CLASS I JANUARY 14, 1994

SIZE:                     $49.8 MILLION NET ASSETS AS OF MARCH 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

CLASS A

                                          6 Months        1 Year       3 Years        5 Years          Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                              +8.45%        -1.69%       -25.14%        +11.73%        +78.16%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --          -1.69%       - 9.20%        + 2.24%        + 7.29%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --          -7.34%       -10.97%        + 1.04%        + 6.52%
--------------------------------------------------------------------------------------------------------------

CLASS B

                                          6 Months        1 Year       3 Years        5 Years          Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                              +8.19%       - 2.28%       -26.47%        + 8.86%        +73.57%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --          -2.28%       - 9.74%        + 1.71%        + 6.95%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --         - 6.19%       -10.53%        + 1.42%        + 6.95%
--------------------------------------------------------------------------------------------------------------

CLASS C

                                          6 Months        1 Year       3 Years        5 Years          Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                              +8.22%        -2.29%       -26.50%        + 8.93%        +73.69%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --          -2.29%       - 9.75%        + 1.73%        + 6.69%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --          -3.27%       - 9.75%        + 1.73%        + 6.96%
--------------------------------------------------------------------------------------------------------------

CLASS I

                                          6 Months        1 Year       3 Years        5 Years          Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)   +8.76%        -1.34%       -24.30%        +13.83%        +81.51%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return (No
  Sales Charge)                               --          -1.34%       - 8.86%        + 2.63%        + 7.53%
--------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations,  January 14, 1994, through March 31, 2002.

NOTES TO PERFORMANCE SUMMARY

The Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. The Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class A, B, and C share performance include the performance of the fund's Class I shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses for Class A, B, and C shares are higher than those of Class I shares, the blended Class A, B, and C share performance is higher than it would have been had Class A, B, and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

By concentrating primarily on labor sensitive companies, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those companies than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2002

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                           14.4%
HEALTH CARE                                  13.2%
TECHNOLOGY                                   13.0%
INDUSTRIAL GOODS & SERVICES                  11.0%
UTILITIES & COMMUNICATIONS                    8.8%

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO.  4.4%                   PROCTER & GAMBLE CO.  2.2%
Diversified manufacturing and                Consumer products company
financial services conglomerate
                                             BANK AMERICA CORP.  2.1%
EXXONMOBIL CORP.  3.8%                       Diversified banking and financial
International oil and gas company            services company

JOHNSON & JOHNSON CO.  2.9%                  MICROSOFT CORP.  1.9%
Health care and pharmaceutical products      Computer software and systems
company                                      company

INTERNATIONAL BUSINESS MACHINES CORP.  2.7%  VIACOM, INC. "B"  1.9%
Computer and business equipment company      Media and communications company

INTEL CORP.  2.2%                            MERCK & CO., INC.  1.9%
Semiconductor manufacturer                   Pharmaceutical products company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Union Standard Equity Fund, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the trust were elected as follows:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                 3,270,169.764      5,108.390
John W. Ballen                                    3,270,169.764      5,108.390
Lawrence H. Cohn, M.D.                            3,266,777.881      8,500.273
J. David Gibbons                                  3,266,994.773      8,283.381
William R. Gutow                                  3,266,994.773      8,283.381
J. Atwood Ives                                    3,266,994.773      8,283.381
Abby M. O'Neill                                   3,266,994.773      8,283.381
Lawrence T. Perera                                3,266,777.881      8,500.273
William J. Poorvu                                 3,266,994.773      8,283.381
Arnold D. Scott                                   3,266,994.773      8,283.381
J. Dale Sherratt                                  3,266,994.773      8,283.381
Elaine R. Smith                                   3,266,777.881      8,500.273
Ward Smith                                        3,266,994.773      8,283.381

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
-----------------------------------------------------------------
Affirmative                                       3,015,752.547
Against                                               1,068.489
Abstain                                               8,704.118
Broker Non-votes                                    249,753.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                               NUMBER OF SHARES
-----------------------------------------------------------------
Affirmative                                       3,015,902.106
Against                                               1,068.489
Abstain                                               8,554.559
Broker Non-votes                                    249,753.000

RESULTS OF SHAREHOLDER MEETING (Unaudited) -- continued

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
-----------------------------------------------------------------
Affirmative                                       3,266,612.121
Against                                                 371.656
Abstain                                               8,294.377

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending September 30, 2002.

                                               NUMBER OF SHARES
-----------------------------------------------------------------
Affirmative                                       3,266,647.568
Against                                                 371.656
Abstain                                               8,258.930

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 2002

Stocks - 96.1%
-----------------------------------------------------------------------------
ISSUER                                               SHARES             VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 95.2%
  Aerospace - 4.2%
    Boeing Co.                                        6,900       $   332,925
    General Dynamics Corp.                            5,680           533,636
    Goodrich Corp.                                   11,500           363,860
    Lockheed Martin Corp.                             3,200           184,256
    Northrop Grumman Corp.                            3,900           440,895
    United Technologies Corp.                         3,100           230,020
                                                                  -----------
                                                                  $ 2,085,592
-----------------------------------------------------------------------------
  Automotive - 2.2%
    General Motors Corp.                              5,300       $   320,385
    Harley-Davidson, Inc.                             9,800           540,274
    Lear Corp.*                                       5,400           257,040
                                                                  -----------
                                                                  $ 1,117,699
-----------------------------------------------------------------------------
  Banks & Credit Cos. - 4.6%
    Bank America Corp.                               14,900       $ 1,013,498
    Comerica, Inc.                                    8,500           531,845
    U.S. Bancorp                                     12,800           288,896
    Washington Mutual, Inc.                          14,000           463,820
                                                                  -----------
                                                                  $ 2,298,059
-----------------------------------------------------------------------------
  Biotechnology - 1.2%
    Pharmacia Corp.                                  13,300       $   599,564
-----------------------------------------------------------------------------
  Business Machines - 2.8%
    International Business Machines Corp.            12,300       $ 1,279,200
    Sun Microsystems, Inc.*                          15,800           139,356
                                                                  -----------
                                                                  $ 1,418,556
-----------------------------------------------------------------------------
  Business Services - 1.6%
    DST Systems, Inc.*                                2,700       $   134,460
    First Data Corp.                                  7,400           645,650
                                                                  -----------
                                                                  $   780,110
-----------------------------------------------------------------------------
  Chemicals - 0.6%
    Air Products & Chemicals, Inc.                    6,200       $   320,230
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 1.4%
    Dell Computer Corp.*                             27,100       $   707,581
-----------------------------------------------------------------------------
  Computer Software - 0.8%
    Oracle Corp.*                                    29,800       $   381,440
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.2%
    Intuit, Inc.*                                     5,200       $   199,472
    Microsoft Corp.*                                 15,200           916,712
                                                                  -----------
                                                                  $ 1,116,184
-----------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    Cadence Design Systems, Inc.*                     5,800       $   131,138
    Rational Software Corp.*                          9,400           148,802
    Tech Data Corp.*                                  2,600           119,314
                                                                  -----------
                                                                  $   399,254
-----------------------------------------------------------------------------
  Conglomerates - 4.2%
    General Electric Co.                             55,720       $ 2,086,714
-----------------------------------------------------------------------------
  Consumer Goods & Services - 3.8%
    Philip Morris Cos., Inc.                         16,600       $   874,322
    Procter & Gamble Co.                             11,500         1,036,035
                                                                  -----------
                                                                  $ 1,910,357
-----------------------------------------------------------------------------
  Electronics - 4.0%
    Intel Corp.                                      34,700       $ 1,055,227
    Intersil Holding Corp.*                          10,900           309,015
    Johnson Controls, Inc.                            2,800           247,268
    Tektronix, Inc.*                                  5,100           120,666
    Texas Instruments, Inc.                           7,100           235,010
                                                                  -----------
                                                                  $ 1,967,186
-----------------------------------------------------------------------------
  Entertainment - 4.7%
    AOL Time Warner, Inc.*                           31,850       $   753,253
    Harrah's Entertainment, Inc.*                     3,900           172,614
    Viacom, Inc., "B"*                               18,677           903,406
    Walt Disney Co.                                  22,700           523,916
                                                                  -----------
                                                                  $ 2,353,189
-----------------------------------------------------------------------------
  Financial Institutions - 5.6%
    Citigroup, Inc.                                  15,100       $   747,752
    Fannie Mae                                       10,000           798,800
    Freddie Mac                                       6,600           418,242
    Lehman Brothers Holdings, Inc.                    7,300           471,872
    Merrill Lynch & Co., Inc.                         6,800           376,584
                                                                  -----------
                                                                  $ 2,813,250
-----------------------------------------------------------------------------
  Food & Beverage Products - 3.3%
    Anheuser-Busch Cos., Inc.                         4,700       $   245,340
    Coca-Cola Co.                                     5,400           282,204
    Dean Foods Co.*                                   2,600           196,872
    Dole Food Company, Inc.                           7,100           220,100
    Interstate Bakeries Corp.                         6,300           152,523
    PepsiCo, Inc.                                     6,900           355,350
    Smithfield Foods, Inc.*                           6,900           180,090
                                                                  -----------
                                                                  $ 1,632,479
-----------------------------------------------------------------------------
  Industrial - 1.1%
    Rockwell International Corp.                     26,500       $   531,590
-----------------------------------------------------------------------------
  Insurance - 3.6%
    American International Group, Inc.               10,700       $   771,898
    Hartford Financial Services Group, Inc.           2,000           136,240
    MetLife, Inc.                                    15,300           481,950
    UnumProvident Corp.                              14,000           391,020
                                                                  -----------
                                                                  $ 1,781,108
-----------------------------------------------------------------------------
  Medical & Health Products - 6.7%
    Bristol-Myers Squibb Co.                         19,480       $   788,745
    Johnson & Johnson Co.                            21,700         1,409,415
    Merck & Co., Inc.                                15,500           892,490
    Schering Plough Corp.                             7,600           237,880
                                                                  -----------
                                                                  $ 3,328,530
-----------------------------------------------------------------------------
  Medical & Health Technology Services - 1.4%
    Apogent Technologies, Inc.*                      18,700       $   461,516
    Tenet Healthcare Corp.*                           3,800           254,676
                                                                  -----------
                                                                  $   716,192
-----------------------------------------------------------------------------
  Metals & Minerals - 1.2%
    Alcoa, Inc.                                      15,500       $   584,970
-----------------------------------------------------------------------------
  Oil Services - 0.5%
    Baker Hughes, Inc.                                6,100       $   233,325
-----------------------------------------------------------------------------
  Oils - 5.5%
    ChevronTexaco Corp.                               2,300       $   207,621
    ExxonMobil Corp.                                 41,422         1,815,527
    Marathon Oil Corp.                               14,100           406,080
    Sunoco, Inc.                                      8,000           320,080
                                                                  -----------
                                                                  $ 2,749,308
-----------------------------------------------------------------------------
  Pharmaceuticals - 3.4%
    Barr Laboratories, Inc.*                          6,800       $   447,576
    King Pharmaceuticals, Inc.*                      10,300           360,603
    Wyeth*                                           13,220           867,893
                                                                  -----------
                                                                  $ 1,676,072
-----------------------------------------------------------------------------
  Printing & Publishing - 1.5%
    New York Times Co.                                5,900       $   282,374
    Tribune Co.                                      10,600           481,876
                                                                  -----------
                                                                  $   764,250
-----------------------------------------------------------------------------
  Railroad - 1.4%
    Burlington Northern Santa Fe Railway Co.         19,000       $   573,420
    Norfolk Southern Corp.                            5,400           129,276
                                                                  -----------
                                                                  $   702,696
-----------------------------------------------------------------------------
  Restaurants & Lodging - 0.8%
    Tricon Global Restaurants, Inc.*                  6,800       $   399,704
-----------------------------------------------------------------------------
  Retail - 4.4%
    Costco Wholesale Corp.*                          13,000       $   517,660
    Federated Department Stores, Inc.*               11,100           453,435
    Penney (J.C.) Co.                                16,800           347,928
    Sears, Roebuck & Co.                             11,000           563,970
    Walgreen Co.                                      8,200           321,358
                                                                  -----------
                                                                  $ 2,204,351
-----------------------------------------------------------------------------
  Special Products & Services - 3.6%
    Illinois Tool Works, Inc.                         7,500       $   542,625
    Minnesota Mining & Manufacturing Co.              5,900           678,559
    SPX Corp.*                                        4,100           580,478
                                                                  -----------
                                                                  $ 1,801,662
-----------------------------------------------------------------------------
  Supermarket - 2.0%
    Kroger Co.*                                      20,180       $   447,189
    Safeway, Inc.*                                   12,420           559,148
                                                                  -----------
                                                                  $ 1,006,337
-----------------------------------------------------------------------------
  Telecommunications - 4.9%
    AT&T Corp.                                       16,300       $   255,910
    BellSouth Corp.                                  20,400           751,944
    SBC Communications, Inc.                         19,500           730,080
    Verizon Communications, Inc.                     15,200           693,880
                                                                  -----------
                                                                  $ 2,431,814
-----------------------------------------------------------------------------
  Telecommunications - Wireline - 1.0%
    Cisco Systems, Inc.*                             14,000       $   237,020
    QLogic Corp.*                                     5,300           262,456
                                                                  -----------
                                                                  $   499,476
-----------------------------------------------------------------------------
  Transportation - 0.5%
    United Parcel Service, Inc.                       3,700       $   224,960
-----------------------------------------------------------------------------
  Utilities - Electric - 2.6%
    AES Corp.*                                       15,100       $   135,900
    Edison International                             17,300           289,775
    Mirant Corp.*                                    11,100           160,395
    PG&E Corp.*                                      13,700           322,772
    PPL Corp.                                         9,100           360,451
                                                                  -----------
                                                                  $ 1,269,293
-----------------------------------------------------------------------------
  Utilities - Gas - 1.1%
    Williams Cos., Inc.                              22,400       $   527,744
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $47,420,826
-----------------------------------------------------------------------------
Foreign Stocks - 0.9%
  Netherlands - 0.9%
    Royal Dutch Petroleum Co., ADR (Oils)             8,000       $   434,560
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $45,121,399)                       $47,855,386
-----------------------------------------------------------------------------
Short-Term Obligations - 3.8%
-----------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
-----------------------------------------------------------------------------
    Cargill, Inc., due 4/01/02, at Amortized Cost    $1,896       $ 1,896,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $47,017,399)                  $49,751,386

Other Assets, Less Liabilities - 0.1%                                  63,991
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $49,815,377
-----------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
MARCH 31, 2002
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $47,017,399)          $49,751,386
  Investments of cash collateral for securities loaned, at
    identified cost and value                                       389,100
  Cash                                                               13,535
  Receivable for fund shares sold                                    15,776
  Interest and dividends receivable                                  48,287
  Other assets                                                          507
                                                                -----------
      Total assets                                              $50,218,591
                                                                -----------
Liabilities:
  Payable for fund shares reacquired                            $     8,755
  Collateral for securities loaned, at value                        389,100
  Payable to affiliates -
    Management fee                                                    3,554
    Reimbursement fee                                                 1,091
    Distribution and service fee                                        714
                                                                -----------
      Total liabilities                                         $   403,214
                                                                -----------
Net assets                                                      $49,815,377
                                                                ===========

Net assets consist of:
  Paid-in capital                                               $54,745,319
  Unrealized appreciation on investments                          2,733,987
  Accumulated net realized loss on investments                   (7,786,281)
  Accumulated undistributed net investment income                   122,352
                                                                -----------
      Total                                                     $49,815,377
                                                                ===========
Shares of beneficial interest outstanding                        4,589,795
                                                                 =========
Class A shares:
  Net asset value per share
    (net assets of $9,323,881 / 863,063 shares of beneficial
    interest outstanding)                                        $10.80
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                   $11.46
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,295,773 / 214,609 shares of beneficial
    interest outstanding)                                        $10.70
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $964,781 / 90,531 shares of beneficial
    interest outstanding)                                        $10.66
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $37,230,942 / 3,421,592 shares of
    beneficial interest outstanding)                             $10.88
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                       $   357,464
    Interest                                                             25,606
                                                                    -----------
      Total investment income                                       $   383,070
                                                                    -----------
  Expenses -
    Management fee                                                  $   172,052
    Trustees' compensation                                                1,139
    Shareholder servicing agent fee                                      26,452
    Distribution and service fee (Class A)                               17,181
    Distribution and service fee (Class B)                               13,300
    Distribution and service fee (Class C)                                5,108
    Administrative fee                                                    1,586
    Custodian fee                                                        10,284
    Printing                                                             26,559
    Postage                                                               5,339
    Auditing fees                                                        15,418
    Legal fees                                                            2,431
    Miscellaneous                                                        20,027
                                                                    -----------
      Total expenses                                                $   316,876
    Reduction of expenses by investment adviser                         (54,215)
    Fees paid indirectly                                                 (2,081)
                                                                    -----------
      Net expenses                                                  $   260,580
                                                                    -----------
        Net investment income                                       $   122,490
                                                                    -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment transactions  $(1,362,946)
  Change in unrealized appreciation on investments                    5,548,035
                                                                    -----------
        Net realized and unrealized gain on investments             $ 4,185,089
                                                                    -----------
          Increase in net assets from operations                    $ 4,307,579
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                              MARCH 31, 2002             SEPTEMBER 30, 2001
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $   122,490                   $    251,977
  Net realized loss on investments                                (1,362,946)                    (5,860,581)
  Net unrealized gain (loss) on investments                        5,548,035                     (9,338,286)
                                                                 -----------                   ------------
    Increase (decrease) in net assets from operations            $ 4,307,579                   $(14,946,890)
                                                                 -----------                   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $   (22,129)                  $    (56,575)
  From net investment income (Class B)                             --
                                                                                                     (3,399)
  From net investment income (Class I)                              (229,916)                      (516,999)
                                                                 -----------                   ------------
    Total distributions declared to shareholders                 $  (252,045)                  $   (576,973)
                                                                 -----------                   ------------
Net decrease in net assets from fund share transactions          $(6,140,423)                  $ (1,281,443)
                                                                 -----------                   ------------
      Total decrease in net assets                               $(2,084,889)                  $(16,805,306)
Net assets:
  At beginning of period                                          51,900,266                     68,705,572
                                                                 -----------                   ------------
At end of period (including accumulated undistributed net
investment income of $122,352 and $251,907, respectively)        $49,815,377                   $ 51,900,266
                                                                 ===========                   ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED SEPTEMBER 30,                     PERIOD ENDED
                               SIX MONTHS ENDED       ----------------------------------------------------      SEPTEMBER 30,
                                 MARCH 31, 2002             2001          2000          1999          1998              1997*
                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period    $ 9.98           $12.91        $16.33        $16.85        $16.40             $16.13
                                         ------           ------        ------        ------        ------             ------
Income from investment operations# -
  Net investment income(S)               $ 0.01           $ 0.02        $ 0.07        $ 0.10        $ 0.10             $ 0.03
  Net realized and unrealized gain
    (loss) on investments                  0.83            (2.88)        (1.12)         0.88          1.92               0.24
                                         ------           ------        ------        ------        ------             ------
      Total from investment operations   $ 0.84           $(2.86)       $(1.05)       $ 0.98        $ 2.02             $ 0.27
                                         ------           ------        ------        ------        ------             ------
Less distributions declared to shareholders -
  From net investment income             $(0.02)          $(0.07)       $(0.09)       $(0.12)       $(0.18)            $ --
  From net realized gain on
    investments and foreign
    currency transactions                  --               --           (2.26)        (1.38)        (1.39)              --
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --               --           (0.02)         --            --                 --
                                         ------           ------        ------        ------        ------             ------
      Total distributions declared
        to shareholders                  $(0.02)          $(0.07)       $(2.37)       $(1.50)       $(1.57)            $ --
                                         ------           ------        ------        ------        ------             ------
Net asset value - end of period          $10.80           $ 9.98        $12.91        $16.33        $16.85             $16.40
                                         ======           ======        ======        ======        ======             ======
Total return(+)                            8.45%++        (22.27)%       (7.77)%        5.56%        13.31%              1.67%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                               1.20%+           1.22%         1.22%         1.21%         1.21%              1.21%+
  Net investment income                    0.24%+           0.18%         0.48%         0.56%         0.57%              0.86%+
Portfolio turnover                           27%              69%           86%           58%           43%                49%
Net assets at end of period
  (000 Omitted)                          $9,324           $9,493       $10,066       $13,361       $10,915               $536
(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
   Net investment income (loss)          $ 0.00**         $(0.01)       $ 0.05        $ 0.08        $ 0.08             $ 0.03
   Ratios (to average net assets):
     Expenses##                            1.40%+           1.47%         1.36%         1.30%         1.32%              1.34%+
     Net investment income (loss)          0.04%+          (0.07)%        0.34%         0.47%         0.45%              0.72%+

  * For the period from the inception of Class A shares, August 7, 1997, through September 30, 1997.
 ** Per share amount was less than $0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED SEPTEMBER 30,                     PERIOD ENDED
                               SIX MONTHS ENDED       ----------------------------------------------------      SEPTEMBER 30,
                                 MARCH 31, 2002             2001          2000          1999          1998              1997*
                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period    $ 9.89           $12.82        $16.23        $16.81        $16.43             $16.24
                                         ------           ------        ------        ------        ------             ------
Income from investment operations# -
  Net investment loss(S)                 $(0.02)          $(0.05)       $(0.02)       $(0.02)       $(0.01)            $(0.01)
  Net realized and unrealized gain
    (loss) on investments                  0.83            (2.87)        (1.11)         0.88          1.94               0.20
                                         ------           ------        ------        ------        ------             ------
      Total from investment operations   $ 0.81           $(2.92)       $(1.13)       $ 0.86        $ 1.93             $ 0.19
                                         ------           ------        ------        ------        ------             ------
Less distributions declared to shareholders -
  From net investment income             $ --             $(0.01)       $ --          $(0.06)       $(0.16)            $ --
  From net realized gain on
    investments and foreign
    currency transactions                  --               --           (2.26)        (1.38)        (1.39)              --
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --               --           (0.02)         --            --                 --
                                         ------           ------        ------        ------        ------             ------
      Total distributions declared
        to shareholders                  $ --             $(0.01)       $(2.28)       $(1.44)       $(1.55)            $ --
                                         ------           ------        ------        ------        ------             ------
Net asset value - end of period          $10.70           $ 9.89        $12.82        $16.23        $16.81             $16.43
                                         ======           ======        ======        ======        ======             ======
Total return                               8.19%++        (22.77)%       (8.37)%        4.86%        12.65%              1.17%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               1.85%+           1.87%         1.87%         1.86%         1.86%              1.86%+
  Net investment loss                     (0.42)%+         (0.46)%       (0.14)%       (0.10)%       (0.05)%            (0.37)%+
Portfolio turnover                           27%              69%           86%           58%           43%                49%
Net assets at end of period
  (000 Omitted)                          $2,296           $3,211        $2,356        $3,448        $2,405                $17

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
   Net investment loss                   $(0.03)          $(0.08)       $(0.04)       $(0.04)       $(0.03)            $(0.01)
   Ratios (to average net assets):
     Expenses##                            2.05%+           2.12%         2.01%         1.95%         1.97%              1.99%+
     Net investment loss                  (0.62)%+         (0.71)%       (0.28)%       (0.19)%       (0.17)%            (0.52)%+

  * For the period from the inception of Class B shares, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED SEPTEMBER 30,                     PERIOD ENDED
                               SIX MONTHS ENDED       ----------------------------------------------------      SEPTEMBER 30,
                                 MARCH 31, 2002             2001          2000          1999          1998              1997*
                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------------
  throughout each period):
Net asset value - beginning of
  period                                 $ 9.85           $12.76        $16.21        $16.80        $16.43             $16.24
                                         ------           ------        ------        ------        ------             ------
Income from investment operations# -
  Net investment income (loss)(S)        $(0.02)          $(0.05)       $(0.02)       $(0.02)       $(0.02)            $ 0.01
  Net realized and unrealized gain
    (loss) on investments                  0.83            (2.86)        (1.11)         0.88          1.95               0.18
                                         ------           ------        ------        ------        ------             ------
      Total from investment operations   $ 0.81           $(2.91)       $(1.13)       $ 0.86        $ 1.93             $ 0.19
                                         ------           ------        ------        ------        ------             ------
Less distributions declared to shareholders -
  From net investment income             $ --             $ --          $(0.04)       $(0.07)       $(0.17)            $ --
  From net realized gain on
    investments and foreign
    currency transactions                  --               --           (2.26)        (1.38)        (1.39)              --
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --               --           (0.02)         --            --                 --
                                         ------           ------        ------        ------        ------             ------
      Total distributions declared
        to shareholders                  $ --             $ --          $(2.32)       $(1.45)       $(1.56)            $ --
                                         ------           ------        ------        ------        ------             ------
Net asset value - end of period          $10.66           $ 9.85        $12.76        $16.21        $16.80             $16.43
                                         ======           ======        ======        ======        ======             ======
Total return                               8.22%++        (22.81)%       (8.38)%        4.92%        12.70%              1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                               1.85%+           1.87%         1.87%         1.86%         1.86%              1.86%+
  Net investment income (loss)            (0.40)%+         (0.47)%       (0.14)%       (0.10)%       (0.10)%             0.63%+
Portfolio turnover                           27%              69%           86%           58%           43%                49%
Net assets at end of period
  (000 Omitted)                            $965           $1,088          $957        $1,581        $1,067                 $4

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
   Net investment income (loss)          $(0.03)          $(0.08)       $(0.04)       $(0.04)       $(0.04)            $ 0.01
   Ratios (to average net assets):
     Expenses##                            2.05%+           2.12%         2.01%         1.95%         1.97%              1.99%+
     Net investment income (loss)         (0.60)%+         (0.72)%       (0.28)%       (0.19)%       (0.22)%             0.49%+

  * For the period from the inception of Class C shares, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                               SIX MONTHS ENDED       ----------------------------------------------------------------------
                                 MARCH 31, 2002             2001          2000          1999          1998              1997
                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period     $10.06           $13.03          $16.47         $16.96         $16.43         $13.85
                                          ------           ------          ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                $ 0.03           $ 0.06          $ 0.12         $ 0.16         $ 0.16         $ 0.17
  Net realized and unrealized gain
    (loss) on investments                   0.85            (2.91)          (1.13)          0.88           1.94           4.01
                                          ------           ------          ------         ------         ------         ------
      Total from investment operations    $ 0.88           $(2.85)         $(1.01)        $ 1.04         $ 2.10         $ 4.18
                                          ------           ------          ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income              $(0.06)          $(0.12)         $(0.15)        $(0.15)        $(0.18)        $(0.19)
  From net realized gain on
    investments and foreign currency
    transactions                            --               --             (2.26)         (1.38)         (1.39)         (1.41)
  In excess of net realized gain on
    investments and foreign currency
    transactions                            --               --             (0.02)          --             --             --
                                          ------           ------          ------         ------         ------         ------
      Total distributions declared
        to shareholders                   $(0.06)          $(0.12)         $(2.43)        $(1.53)        $(1.57)        $(1.60)
                                          ------           ------          ------         ------         ------         ------
Net asset value - end of period           $10.88           $10.06          $13.03         $16.47         $16.96         $16.43
                                          ======           ======          ======         ======         ======         ======
Total return                                8.76%++        (22.05)%         (7.45)%         5.97%         13.74%         32.51%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                0.85%+           0.87%           0.87%          0.86%          0.86%          0.98%
  Net investment income                     0.60%+           0.52%           0.84%          0.90%          0.95%          1.12%
Portfolio turnover                            27%              69%             86%            58%            43%            49%
Net assets at end of period (000
  Omitted)                               $37,231          $38,108         $55,327        $85,880        $76,408        $68,527

(S) Effective February 1, 1997, suject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.20% of average daily net assets. Prior to February
    1, 1997, the investment adviser agreed to maintain the expenses of the fund at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
   Net investment income                  $ 0.02           $ 0.03          $ 0.10         $ 0.14         $ 0.14         $ 0.15
   Ratios (to average net assets):
     Expenses##                             1.05%+           1.12%           1.01%          0.95%          0.97%          1.11%
     Net investment income                  0.40%+           0.27%           0.70%          0.81%          0.83%          0.98%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Union Standard Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)  Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At March 31, 2002, the value of securities loaned was $376,962. These loans were collateralized by cash of $389,100 which was invested in the following short-term obligations:

                                                                     IDENTIFIED
                                               SHARES            COST AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio  389,100                  $389,100
                                                                       --------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended September 30, 2001 and September 30, 2000 was as follows:

                                       SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                              $576,973          $   674,764
    Long-term capital gain                          --              11,789,563
                                                 --------          -----------
Total distributions declared                     $576,973          $12,464,327
                                                 ========          ===========

During the year ended September 30, 2001 there were no reclassifications due to differences between book and tax accounting.

As of September 30, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                 $   251,907
          Undistributed long-term capital gain                --
          Capital loss carryforward                        (551,829)
          Unrealized loss                                (2,814,048)
          Other temporary differences                    (5,871,506)

At September 30, 2001 the fund, for federal income tax purposes, had a capital loss carryforward of $551,829, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2008.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 2002 aggregate un-reimbursed expenses amounted to $54,215.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the fund's unfunded defined benefit plan was converted into a retirement benefit deferral plan for active Trustees. Certain Trustees participate in this plan, under which the fund's pension liability fluctuates with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $513 for the six months ended March 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $939 for the six months ended March 31, 2002. Fees incurred under the distribution plan during the six months ended March 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13 and $88 for Class B and Class C shares, respectively, for the six months ended March 31, 2002. Fees incurred under the distribution plan during the six months ended March 31, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 2002 were $0, $10,787 and $215 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $13,596,037 and $18,837,357, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $47,017,399
                                                                  -----------
Gross unrealized appreciation                                     $ 8,917,579
Gross unrealized depreciation                                      (6,183,592)
                                                                  -----------
    Net unrealized appreciation                                   $ 2,733,987
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         SIX MONTHS ENDED MARCH 31, 2002          YEAR ENDED SEPTEMBER 30, 2001
                                        -------------------------------         -------------------------------
                                             SHARES            AMOUNT                  SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 170,777         $ 1,820,094             465,015         $ 5,438,314
Shares issued to shareholders in
  reinvestment of distributions               1,466              15,715               3,425              42,884
Shares reacquired                          (260,740)         (2,742,447)           (296,640)         (3,502,525)
                                        -----------         -----------         -----------         -----------
    Net increase (decrease)                 (88,497)        $  (906,638)            171,800         $ 1,978,673
                                        ===========         ===========         ===========         ===========

Class B shares
                                         SIX MONTHS ENDED MARCH 31, 2002          YEAR ENDED SEPTEMBER 30, 2001
                                        -------------------------------         -------------------------------
                                             SHARES            AMOUNT                  SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  52,393         $   549,743             271,609         $ 3,184,937
Shares issued to shareholders in               --                  --
  reinvestment of distributions
                                                                                        255               3,184
Shares reacquired                          (162,504)         (1,732,117)           (130,912)         (1,547,891)
                                        -----------         -----------         -----------         -----------
    Net increase (decrease)                (110,111)        $(1,182,374)            140,952         $ 1,640,230
                                        ===========         ===========         ===========         ===========

Class C shares
                                         SIX MONTHS ENDED MARCH 31, 2002          YEAR ENDED SEPTEMBER 30, 2001
                                        -------------------------------         -------------------------------
                                             SHARES            AMOUNT                  SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                   7,701         $    80,340              47,062         $   554,184
Shares reacquired                           (27,644)           (295,824)            (11,546)           (135,501)
                                        -----------         -----------         -----------         -----------
    Net increase (decrease)                 (19,943)        $  (215,484)             35,516         $   418,683
                                        ===========         ===========         ===========         ===========

Class I shares
                                         SIX MONTHS ENDED MARCH 31, 2002          YEAR ENDED SEPTEMBER 30, 2001
                                        -------------------------------         -------------------------------
                                             SHARES            AMOUNT                  SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                     402         $     4,277              13,335         $   165,092
Shares issued to shareholders in
  reinvestment of distributions              21,308             229,916              37,164             467,891
Shares reacquired                          (386,482)         (4,070,120)           (510,113)         (5,952,012)
                                        -----------         -----------         -----------         -----------
    Net decrease                           (364,772)        $(3,835,927)           (459,614)        $(5,319,029)
                                        ===========         ===========         ===========         ===========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended March 31, 2002, was $254. The fund had no borrowings during the period.

MFS(R) UNION STANDARD EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust XI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/ 35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/ 35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/ 38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/ 63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/ 59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741

PORTFOLIO MANAGERS                                       For service to speech- or hearing- impaired
Steven R. Gorham+                                        individuals, call toll free: 1-800-637-6576 any
Lisa B. Nurme+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+  MFS Investment Management

MFS(R) UNION STANDARD(R) EQUITY FUND                           ------------
                                                                PRSRT STD
[logo] M F S(R)                                                U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 BOYLSTON STREET                                            ------------
BOSTON, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                 USE-3 5/02 2630 84/284/384/884